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                                                                    EXHIBIT 23.3



                    CONSENT OF CHARLES CHU, KENNETH SIT & WU


We consent to the reference to us in this Registration Statement on Form F-3 of Nam Tai Electronics, Inc. appearing under the heading "Enforceability of Civil Liabilities."



/s/ Charles Chu


CHARLES CHU, KENNETH SIT & WU
Hong Kong
23rd March, 2001